Exhibit 99.1
Calix Updates First Quarter 2019 Financial Guidance and Announces Release Date of First Quarter 2019 Stockholder Letter and Results

SAN JOSE, California – April 10, 2019 – Calix, Inc. (NYSE: CALX) today announced updated financial guidance for its first quarter 2019.

“While our quarterly bookings were in-line with our internal expectations, our revenue was negatively impacted primarily by product shortages due to production delays associated with our global supply chain realignment efforts,” said Calix, Inc. President and CEO Carl Russo.

We are providing the following updated first quarter 2019 guidance:

	Updated Guidance Non-GAAP	Updated Guidance Reconciled to GAAP
Revenue	$87.5M – $89.5M	$87.5M – $89.5M
Net loss per diluted common share (1)	($0.12) – ($0.08) (2)	($0.22) – ($0.18)

(1)	Based on 54.0 million weighted-average diluted common shares outstanding.

(2)	Excludes the impact from non-GAAP items such as stock-based compensation and U.S. tariff and tariff-related costs. See the reconciliation of GAAP to non-GAAP at the end of this press release.

Our updated first quarter 2019 guidance is estimated based on information available to us as of the date of this release and is subject to the completion of our quarterly financial closing procedures.
First Quarter 2019 Release of Stockholder Letter and Results Conference Call
Calix, Inc. also announced today that the Company will post its first quarter 2019 stockholder letter on the Calix Investor Relations website at http://investor-relations.calix.com/ on Wednesday, May 1st before the market opens. The release of the stockholder letter will be announced over newswire with a link to the letter to stockholders available on the investor relations section of calix.com.

Calix will host a conference call to discuss these results at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) on the same day.

Interested parties can listen to a live webcast of the conference call by visiting the Calix Investor Relations website at http://investor-relations.calix.com/. The conference call is also available via teleconference by dialing (877) 407-4019 or international (201) 689-8337 with conference ID# 13688942. The conference call and webcast will include forward-looking information.

A replay of the conference call will also be available at http://investor-relations.calix.com/ following the completion of the call. The call will be archived at http://investor-relations.calix.com/.
Second Quarter Investor Conference Participation
Calix, Inc. today also announced management will participate in the following investor conferences during the second quarter of 2019:

•	Craig-Hallum Capital Group 16th Annual Institutional Investor Conference on May 29th in Minneapolis, MN

•	Cowen & Company 47th Annual Technology, Media and Telecom Conference on May 30th in New York, NY

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Details for these events are available in the Events & Presentations section at http://investor-relations.calix.com/.
About Calix

Calix, Inc. (NYSE: CALX) - Innovative communications service providers rely on Calix platforms to help them master and monetize the complex infrastructure between their subscribers and the cloud. Calix is the leading global provider of the cloud and software platforms, systems and services required to deliver the unified access network and smart premises of tomorrow. Our platforms and services help our customers build next generation networks by embracing a DevOps operating model, optimize the subscriber experience by leveraging big data analytics and turn the complexity of the smart home and business into new revenue streams.

Investor Inquiries:

Thomas J. Dinges, CFA
Director of Investor Relations
408-474-0080
Tom.Dinges@Calix.com

Forward-Looking Statements

Statements made in this press release that are not statements of historical fact are forward-looking statements. Forward-looking statements are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to, but are not limited to, statements about potential customer or market opportunities, growth and pipeline opportunities, statements about customer anticipated purchase trends, including bookings and bookings trends, industry, market and customer trends, opportunities with existing and prospective customers, the anticipated benefits from and effectiveness of our supply-chain reengineering activities, the future impact, financial or otherwise, of the recent U.S. tariffs or any other tariffs or trade regulations that may be imposed whether by the United States or other countries, as well as our ability to effectively mitigate such impacts and future financial performance (including our updated guidance for the first quarter of 2019). Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from expectations, including but not limited to fluctuations in the Company’s financial and operating results, the capital spending decisions of its customers, changes and disruptions in the market and industry, changes in regulations and/or government sponsored programs, competition, its ability to achieve market acceptance of new products and solutions, its ability to grow its customer base, fluctuations in costs associated with its products and services including higher costs due to project delays and changes, third party dependencies for production and resource management associated with our global supply-chain reengineering activities that may cause delays in production and unavailability of products to meet customer orders, which may be substantial, cost overruns and other unanticipated factors, as well as the risks and uncertainties described in its annual reports on Form 10-K and its quarterly reports on Form 10-Q, each as filed with the SEC and available at www.sec.gov, particularly in the sections titled “Risk Factors.” Forward-looking statements speak only as of the date the statements are made and are based on information available to the Company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Calix assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.

Use of Non-GAAP Financial Information

In this press release we refer to estimated non-GAAP net loss per diluted common share, which is a non-GAAP financial measure that is provided to enhance the reader’s understanding of the Company’s operating performance as it primarily excludes non-cash charges for stock-based compensation and U.S. tariff and tariff-related costs, which the Company believes are not indicative of its core operating results. Management believes that the non-GAAP measure used in this press release provides investors with an important perspective into the Company’s ongoing business performance, and management uses this non-GAAP measure and others to evaluate financial results and to establish operational goals. The presentation of this non-GAAP measure is not meant to be a substitute for the result presented in accordance with GAAP, but rather should be evaluated in conjunction with that GAAP result. A reconciliation of the estimated non-GAAP result to the most directly comparable estimated GAAP result is provided in this press release. The non-GAAP financial measure used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

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Calix, Inc.
Reconciliation of GAAP to Non-GAAP Updated Guidance
(Unaudited)
Three Months Ended March 30, 2019

	GAAP	Stock-Based Compensation	U.S. Tariff and Tariff-related Costs	Non-GAAP
Net loss per diluted common share(1)	$ (0.22) – $ (0.18)	$ 0.06	$ 0.04	$ (0.12) – $ (0.08)

(1) Based on 54.0 million weighted-average diluted common shares outstanding.